                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. _____ )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION
     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                                 ADTRAN, INC.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box).

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [LOGO]

                            NOTICE OF ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                           [ADTRAN, INC. LETTERHEAD]

                                 March 6, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of ADTRAN, Inc. to be held at the Company's headquarters at 901 Explorer Boulevard, Huntsville, Alabama, on Friday, April 20, 2001, at 10:30 a.m., local time. The meeting will be held in the Company's new building, the East Tower, on the second floor.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company during the past year and our plans for the future. Directors and officers of the Company, as well as representatives from the Company's independent accountants, PricewaterhouseCoopers LLP, will be present to respond to appropriate questions from stockholders.

     Please mark, date, sign and return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the meeting, even if you do not attend.

                                            Sincerely,

                                            /s/ Mark C. Smith
                                            -------------------------------
                                            MARK C. SMITH
                                            Chairman of the Board
                                            and Chief Executive Officer

                                 ADTRAN, Inc.
                            901 Explorer Boulevard
                          Huntsville, Alabama  35806

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 20, 2001

     NOTICE HEREBY IS GIVEN that the 2000 Annual Meeting of Stockholders of ADTRAN, Inc. (the "Company") will be held at the Company's headquarters at 901 Explorer Boulevard, Huntsville, Alabama, on the second floor of the East Tower, on Friday, April 20, 2001, at 10:30 a.m., local time, for the purposes of considering and voting upon:

     1. A proposal to elect seven directors to serve until the 2002 Annual Meeting of Stockholders;

     2. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2001;

     3. A proposal to approve amendments to the Company's 1996 Employees Incentive Stock Option Plan which:

          (a) increase the aggregate number of shares of Common Stock authorized for issuance under the plan from 5,488,100 shares to 8,488,100 shares; and

          (b) place limits on the number of options that may be granted under the plan with an exercise price that is below the fair market value of the Company's common stock on the date of grant and on the class of employees eligible to receive such options; and

     4. Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

     Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on February 23, 2001 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                    By Order of the Board of Directors.

                                    /s/ Mark C. Smith
                                    -----------------
                                    MARK C. SMITH
                                    Chairman of the Board
                                    and Chief Executive Officer
Huntsville, Alabama
March 6, 2001

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY CARD AND VOTE IN PERSON IF YOU SO DESIRE.

                                 ADTRAN, Inc.
                            901 Explorer Boulevard
                          Huntsville, Alabama  35806

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 20, 2001


     This Proxy Statement is furnished to the stockholders of ADTRAN, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2001 Annual Meeting of Stockholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at the headquarters of the Company, 901 Explorer Boulevard, Huntsville, Alabama, on Friday, April 20, 2001, at 10:30 a.m., local time. The meeting will be held in the Company's new building, the East Tower, on the second floor.

     The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is March 12, 2001.


                                     VOTING

General

     The securities that can be voted at the Annual Meeting consist of common stock of the Company, $.01 par value per share (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to receive notice of and to vote at the Annual Meeting is February 23, 2001. On the record date, 39,451,088 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes "for" or "against" and abstentions (including instructions to withhold authority to vote) will be used.

     In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 1 is governed by Delaware law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present.
As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

     In voting with regard to the proposal to ratify the directors' appointment of independent accountants (Proposal 2), stockholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual

Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and therefore, will have the same legal effect as voting against the proposal.

     In voting with regard to the proposal (i) to approve an increase in the aggregate number of shares of Common Stock of the Company authorized for issuance under the 1996 Employees Incentive Stock Option Plan from 5,488,100 to 8,488,100 shares of Common Stock of the Company (Proposal 3(a)) and (ii) to place certain limits on the Company's ability to grant options under that plan at an exercise price below the fair market value of the Company's Common Stock on the date of grant (Proposal 3(b)), stockholders may vote in favor of the proposals or against the proposals or may abstain from voting. The vote required to approve Proposals 3(a) and 3(b) is governed by Delaware law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and therefore, will have the same legal effect as voting against the proposals.

     Under the rules of the New York and American Stock Exchanges (the "Exchanges") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchanges. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. Although "broker non-votes" will be considered in determining whether a quorum exists at the Annual Meeting, "broker non-votes" will not be considered as votes cast in determining the outcome of any proposal. The Company believes that Proposal 1 and Proposal 2 are discretionary.

     As of February 23, 2001 (the record date for the Annual Meeting), the directors and executive officers of the Company beneficially owned or controlled approximately 18,541,527 shares of Common Stock of the Company, constituting approximately 46.4% of the outstanding Common Stock. The Company believes that these holders will vote all of their shares of Common Stock in favor of each of the three proposals and, therefore, that the presence of a quorum and the approval of the proposals is reasonably assured.

Proxies

     Stockholders should specify their choices with regard to each of the three proposals on the enclosed proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted thereon. In the absence of such instructions, the shares represented by a signed and dated proxy card will be voted "FOR" the election of all director nominees, "FOR" the ratification of the appointment of independent accountants and "FOR" the amendments to the 1996 Employees Incentive Stock Option Plan. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     Any stockholder delivering a proxy has the power to revoke it at any time before it is voted (i) by giving written notice to Charlene Little, Assistant Secretary of the Company, at 901 Explorer Boulevard, Huntsville, Alabama 35806 (for overnight delivery) or at P.O. Box 140000, Huntsville, Alabama 35814-4000 (for mail delivery), (ii) by executing and delivering to Ms. Little a proxy card bearing a later date or (iii) by voting in person at the Annual Meeting; provided, however, that under the rules of the Exchanges and the Nasdaq National Market, any beneficial owner of the Company's Common Stock whose shares are held in street name by a member brokerage firm may revoke his proxy and vote his shares in person at the Annual Meeting only in accordance with applicable rules and procedures of the Exchanges or the Nasdaq National Market, as employed by the beneficial owner's brokerage firm.

     In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, officers and employees in person and by telephone or facsimile. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Share Ownership of Principal Stockholders and Management

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of December 31, 2000, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table herein and (iv) all directors and executive officers of the Company as a group, based in each case on information furnished to the Company by such persons. The Company believes that each of the named individuals and each director and executive officer included in the group has sole voting and investment power with regard to the shares shown except as otherwise noted.

                                                                                     Common Stock
                                                                                Beneficially Owned (1)
                                                                          -------------------------------------
                              Name and                                         Number            Percent of
                       Relationship to Company                               of Shares              Class
                       -----------------------                               ---------           ----------
      Mark C. Smith (2)
        Chairman of the Board, Chief Executive
        Officer....................................................           12,498,800            31.7%
      Lonnie S. McMillian (2)
        Senior Vice President, Secretary,
        Director...................................................            5,343,972 (3)        13.5%
      James L. North
        Director...................................................              143,000 (1)          *
      Howard A. Thrailkill
        President, Chief Operating Officer
        and Director...............................................              110,000 (1)          *
      Roy J. Nichols
        Director...................................................               44,000 (1)(3)       *
      William L. Marks
        Director...................................................               19,364 (1)          *
      W. Frank Blount
        Director...................................................               15,000 (1)          *
      Robert A. Fredrickson
        Vice President - Carrier Networks Sales....................               48,987 (1)          *
      Thomas R. Stanton
        Vice President and General
        Manager, Carrier Networks..................................               43,879 (1)          *
      Steven L. Harvey
        Vice President - Competitive
        Service Provider Sales.....................................               42,500 (1)          *
      All directors and executive officers as a group
        (19 persons)...............................................           18,542,427 (1)(3)     46.4%

____________
* Represents less than one percent of the outstanding shares of Common Stock of the Company.

(1) Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission (the "SEC") regulations and includes shares of Common Stock of the Company that may be issued upon the exercise of stock options that are exercisable within 60 days of December 31, 2000 as follows: Mr. North - 16,000 shares; Mr. Thrailkill - 100,000 shares; Mr. Nichols - 16,000 shares; Mr. Marks - 19,000 shares; Mr. Blount - 15,000 shares; Mr. Fredrickson - 26,687 shares; Mr. Stanton - 40,979 shares; Mr. Harvey - 42,500 shares; and all directors and executive officers as a group - 473,979 shares. Pursuant to SEC regulations, all shares not currently outstanding which are subject to options exercisable within 60 days are deemed to be outstanding for the purpose of computing "Percent of Class" held by the holder thereof but are not deemed to be outstanding for the purpose of computing the "Percent of Class" held by any other stockholder of the Company.

(2) The address of Messrs. Smith and McMillian is 901 Explorer Boulevard, Huntsville, Alabama 35806.

(3) The shares shown include: as to Mr. McMillian, 1,660,291 shares held by trusts for which Mr. McMillian is the trustee, 133,642 shares owned by his wife and 1,000,000 shares owned by a private foundation (as to which beneficial ownership is disclaimed); as to Mr. Nichols, 28,000 shares held in two charitable remainder trusts; as to Mr. Fredrickson, 17,400 shares owned jointly with his daughters; as to M. Melvin Bruce, Jr. (Vice President - Carrier Networks), 200 shares owned jointly with his daughters; as to John R. Cooper (Vice President of Finance, Treasurer and Chief Financial Officer), 500 shares owned by his wife and 900 shares owned by his stepfather (as to which beneficial ownership is disclaimed); and as to all directors and executive officers as a group, 152,642 shares owned by spouses and other immediate family members (as to which beneficial ownership of 900 shares is disclaimed) as well as 1,660,291 shares held by trusts for which Mr. McMillian is a trustee.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

     The Board of Directors has set the authorized number of directors of the Company at seven and has nominated Mark C. Smith, Lonnie S. McMillian, Howard A. Thrailkill, W. Frank Blount, William L. Marks, Roy J. Nichols and James L. North for re-election as directors at the 2001 Annual Meeting. Each of the nominees is currently a director of the Company. If re-elected as a director at the Annual Meeting, each of the nominees would serve a one year term expiring at the 2002 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. There are no family relationships among the directors or the executive officers.

     Each of the nominees has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

     The Board of Directors unanimously recommends that the stockholders vote "FOR" the proposal to re-elect Mark C. Smith, Lonnie S. McMillian, Howard A. Thrailkill, W. Frank Blount, William L. Marks, Roy J. Nichols and James L. North as directors for a one year term expiring at the 2002 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Information Regarding Nominees for Director

     Set forth below is certain information as of December 31, 2000, regarding the seven nominees for director, including their ages and principal occupations (which have continued for at least the past five years unless otherwise noted).

     MARK C. SMITH is one of the co-founders of the Company and has served as Chairman of the Board and Chief Executive Officer of the Company since it commenced operations in January 1986. He also served as President of the Company from 1986 until November 1995. Mr. Smith is 60.

     LONNIE S. MCMILLIAN is one of the co-founders of the Company and currently serves as Senior Vice President, Secretary and a director of the Company. Mr. McMillian served as Vice President - Engineering of the Company from January 1986 until August 1996 and as Treasurer of the Company from January 1986 to January 1997. Mr. McMillian has served as Secretary and a director of the Company since January 1986. Mr. McMillian is 72.

     HOWARD A. THRAILKILL joined the Company in 1992 as Executive Vice President. In November 1995, Mr. Thrailkill became the President and Chief Operating Officer of the Company. Mr. Thrailkill has served as a director of the Company since October 1995. Mr. Thrailkill is 62.

     W. FRANK BLOUNT has served as Chairman and Chief Executive Officer of Cypress Communications, Inc., a leading building-centric communications provider, since June, 2000. He has also served as Chairman and Chief Executive Officer of JI Ventures, Inc., a high tech venture capital fund, since May, 2000. Mr. Blount served as Chief Executive Officer and as a director of Telstra Corporation, LTD, Australia's principal telecommunications company, from January 1992 until March 1999. Prior to joining Telstra, he served in various executive positions for AT&T Corp., including Group President from 1988 to 1991. He currently serves as a director of Caterpillar, Inc., Entergy Corporation, Hanson Ltd., Sphera Optical Networks, Inc. and Alcatel, Inc. Mr. Blount has served as a director of the Company since April 1999. Mr. Blount is 62.

     WILLIAM L. MARKS has served as Chairman of the Board and Chief Executive Officer of Whitney Holding Corp., the holding company for Whitney National Bank of New Orleans, since 1990, and served in various executive and management capacities with AmSouth Bank, N.A. from 1984 to 1990. Mr. Marks has served as a director of the Company since 1993. Mr. Marks is 57.

     ROY J. NICHOLS has served as Vice Chairman of the Board of InnoVerity, Inc. since January 2000, and as its acting Chief Executive Officer since August 2000. Mr. Nichols served as Vice Chairman of the Board and Chief Technical Officer of Nichols Research Corporation (a defense and information systems company) from 1976 until its merger with Computer Sciences Corporation in November 1999. Mr. Nichols also serves as a director of Applied Genomics, Inc. Mr. Nichols has served as a director of the Company since 1994. Mr. Nichols is 62.

     JAMES L. NORTH is an attorney with James L. North & Associates in Birmingham, Alabama and has been counsel to the Company since the incorporation of the Company in November 1985. Mr. North has been a practicing attorney since 1965. Mr. North has served as a director of the Company since 1993. Mr. North is 64.

Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, consisting of an Audit Committee, a Compensation Committee and a Stock

Option Plan Committee. During the fiscal year ended December 31, 2000, the Board of Directors held six meetings, the Audit Committee held three meetings, the Stock Option Plan Committee held four meetings and the Compensation Committee held two meetings. Attendance at meetings of the Board and its committees as a whole averaged 98%. No director attended less than 75% of the aggregate of meetings of the Board of Directors and meetings of the committees of which he is a member.

     The Audit Committee makes recommendations to the Board concerning the appointment of the Company's independent accountants; reviews with such accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the financial reports and other financial information provided by the Company to the public or any governmental body; consults with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent accountants; reviews the independence of the independent accountants; and reviews the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of William L. Marks and Roy J. Nichols, each of whom is independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD") listing standards.

     The Compensation Committee is responsible for setting the compensation of the Chairman of the Board and Chief Executive Officer and reviewing his recommendations regarding the compensation of the Company's other executive officers. The Compensation Committee is composed of William L. Marks, Roy J. Nichols and James L. North.

     The Stock Option Plan Committee is responsible for administering the Company's 1996 Employees Incentive Stock Option Plan. The Stock Option Plan Committee is composed of William L. Marks and Roy J. Nichols.

     The Board of Directors as a whole functions as the nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider stockholders' nominees for election as directors at the Company's 2002 Annual Meeting of Stockholders if submitted to the Company on or before November 6, 2001. See "Stockholder Proposals for 2001 Annual Meeting" below.

Audit Committee Report

     The primary function of the Audit Committee is to assist the Board of Directors in its oversight and monitoring of the Company's financial reporting process. The Board of Directors of the Company has adopted an Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix A, which sets forth the responsibilities of the Audit Committee.

     The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP, the Company's independent accountants, the Company's audited financial statements for the fiscal year ended December 31, 2000. The Audit Committee also has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU (S) 380).

     The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP their independence.

     Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

                              Audit Committee:

                              William L. Marks
                              Roy J. Nichols

Director Compensation

     Non-employee directors of the Company are paid an annual fee of $10,000, plus $1,000 for each Board or committee meeting attended in person and $500 for attendance at each Board or committee meeting conducted by telephone. Directors who are employees of the Company receive no directors' fees. All directors are reimbursed for their reasonable expenses in connection with the performance of their duties.

     Directors of the Company who are not employees of the Company are entitled to participate in the Company's 1995 Directors Stock Option Plan (the "Directors Plan"). As of December 31, 2000, there were a total of 200,000 shares reserved for issuance under the Directors Plan, of which 83,000 shares were subject to outstanding options. The Directors Plan provides for the grant of nonqualified stock options to directors who are not otherwise employees of the Company. As of December 31, 2000, there were four directors eligible to participate in the Directors Plan. The Directors Plan is administered by the Board of Directors. Subject to the terms of the Directors Plan, the Board has the authority to determine the terms and provisions of the option agreements, to interpret the provisions of the Directors Plan, to prescribe, amend and rescind any rules and regulations relating to the Directors Plan, and to make all determinations necessary or advisable for the administration of the Directors Plan.

     Under the terms of the Directors Plan, an eligible director is granted a nonqualified stock option to purchase 10,000 shares of Common Stock upon such director's initial election to the Board, and receives an additional nonqualified stock option to purchase 5,000 shares of Common Stock as of December 31 of each subsequent calendar year in which the director is still serving as an eligible director. The options have a term of ten years, and the exercise price of the options is the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash, shares of Common Stock, or both. The options generally vest as of the first anniversary of the grant date; however, all non-vested options previously granted to an eligible director immediately vest upon such director becoming "Disabled" (as defined in the Directors Plan), upon his death or upon a "Change in Control" of the Company (as defined in the Directors Plan). Generally, unexercised options terminate three months after an optionee ceases serving as a director. However, the post-service exercise period is extended to a year after termination due to "Disability," and unexercised options terminate immediately if the Director is terminated for "Cause" (as defined in the Directors Plan) prior to a "Change in Control." In addition, if a director dies during service, or during a period following termination of service when his options have not yet terminated as provided above, the director's beneficiary can exercise the options for up to one year after the date of the director's death. The options will not be exercisable past their expiration date, however, regardless of the reason for termination of the director's service. No options may be granted under the Directors Plan more than ten years after its date of adoption. The Directors Plan will terminate on the later of (a) the complete exercise or lapse of the last outstanding option granted under the Directors Plan or (b) the last date upon which options may be granted under the Directors Plan, subject to its earlier termination by the Board at any time.

     For the fiscal year ended December 31, 2000, Messrs. Blount, Marks, Nichols and North, the four directors eligible to participate in the Directors Plan, each received nonqualified stock options to purchase 5,000 shares of the Company's Common Stock.

                            EXECUTIVE COMPENSATION

Compensation Summary

     The following table sets forth, for the fiscal years ended December 31, 2000, 1999 and 1998, the total compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2000 (collectively referred to as the "named executive officers"). For information regarding the various factors considered by the Board of Directors in determining the compensation of the Chief Executive Officer and, generally, the other executive officers of the Company, see "Board of Directors' Report on Executive Compensation" below.

                     Table 1:  Summary Compensation Table



                                                                                             Long Term
                                             Annual Compensation                            Compensation
                                             -------------------                            ------------

                                                                                  All Other           Securities Under-
Name and Principal  Position         Year      Salary (1)      Bonus (2)        Compensation(3)        Lying Options(#)
----------------------------         ----      ----------      ---------        ---------------       -----------------
Mark C. Smith                       2000       $300,000       $ 97,500              $4,000                    -0-
 Chairman of the Board              1999        278,252        287,819               4,000                    -0-
  and Chief Executive               1998        265,000          -0-                 4,000                    -0-
  Officer

Howard A. Thrailkill                2000        295,000         95,875               4,000                   75,000
 President and Chief                1999        273,000        284,275               4,000                   75,000
  Operating   Officer               1998        260,000          -0-                 4,000                   75,000

Robert A. Fredrickson               2000        175,000        284,620               4,000                   40,000
 Vice President - Carrier           1999        159,588        279,015               4,000                   45,000
  Networks Sales                    1998        152,000        182,731               4,000                   40,000

Steven L. Harvey                    2000        175,000        316,172               4,000                   40,000
 Vice President -                   1999        159,588        221,244               4,000                   45,000
  Competitive    Service            1998        152,000        262,561               4,000                   40,000
  Provider Sales

Thomas R. Stanton                   2000        250,000        125,000               4,000                   60,000
 Vice President and                 1999        210,002        126,000               4,000                   50,000
  General Manager,                  1998        200,000         80,000               4,000                   50,000
  Carrier Networks

____________________

(1) Includes amounts deferred at the election of the executive officers pursuant to the Company's Section 401(k) retirement plan.
(2) Includes amounts paid pursuant to Officer Bonus Plan and earned as commissions on sales.
(3) Includes Company contributions in the amount of $4,000 per year to the executive officers' Section 401(k) retirement plan accounts.

Option Grants


    The following table sets forth information regarding the number and terms of stock options granted to the named executive officers during the fiscal year ended December 31, 2000. Included in such information, in accordance with the rules and regulations of the Securities and Exchange Commission, is the potential realizable value of each option granted, calculated using the 5% and 10% option pricing model.

                  Table 2: Option Grants in Last Fiscal Year


                                                                                             Potential Realization
                                Individual Grants                                               Value at Assumed
------------------------------------------------------------------------------------------    Annual Rates of Stock
                                                                                             Price Appreciation for
                                                                                                 Option Term (4)
                                Number of       % of Total                                  ------------------------
                                Securities       Options          Exercise
                                Underlying       Granted           or Base
                                 Options      to Employees in     Base Price   Expiration
Name                           Granted (#)       Fiscal Year      ($/Sh) (2)     Date (3)     5%($)       10%($)
----                          ------------    ---------------    -----------  ------------  ---------     ----------
Mark C. Smith                     -0-                -                 -             -            -          -

Howard A. Thrailkill              75,000 (1)        5.5%            $69.813     07/12/2010  $3,292,877    $8,344,796

Robert A. Fredrickson             40,000 (1)        2.9              69.813     07/12/2010   1,756,201     4,450,558

Steven L. Harvey                  40,000 (1)        2.9              69.813     07/12/2010   1,756,201     4,450,558

Thomas R. Stanton                 60,000 (1)        4.4              69.813     07/12/2010   2,634,301     6,675,837

______________
(1) The indicated number of options were granted to the named executive officers on July 12, 2000 pursuant to the 1996 Employees Incentive Stock Option Plan. Options for 25% of the shares vest on each anniversary of the date of grant until fully vested.
(2) The exercise price of an option may be paid in cash, by delivery of already owned shares of Common Stock of the Company, by instructing the Company to retain shares of Common Stock upon exercise or by a combination of the above, subject to certain conditions.
(3) The options were granted for a term of 10 years, subject to earlier termination upon occurrence of certain events related to termination of employment or change of control of the Company.
(4) Amounts represent hypothetical gains assuming exercise at the end of the option term and assuming rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission. These assumptions are not intended to forecast future appreciation of the Company's stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock. The actual gains, if any, on the stock option exercises will depend on the future performance of the Company's Common Stock, the optionee's continued employment through applicable vesting periods and the date on which the options are exercised and the underlying shares are sold. The closing price of the Company's Common Stock on February 23, 2001, the record date, was $23.9375 per share.

Options

    The following table sets forth option exercises by the named executive officers during the fiscal year ended December 31, 2000, including the aggregate value of gains on the date of exercise. The table also sets forth (i) the number of shares covered by options (both exercisable and unexercisable) as of December 31, 2000 and (ii) the respective value for "in-the-money" options, which represents the positive spread between the exercise price of existing options and the fair market value of the Company's Common Stock at December 31, 2000.

      Table 3: Aggregated Option Exercises in Last Fiscal Year and Fiscal
                            Year-End Option Values





                                                            Number of Securities
                                                           Underlying Unexercised         Value of the  Unexercised
                            Shares                           Options at Fiscal             In-the-Money Options at
                           Acquired                             Year-End(#)                   Fiscal Year-End($)
                              on             Value      -----------------------------  -----------------------------
       Name               Exercise(#)     Realized($)    Exercisable   Unexercisable   Exercisable    Unexercisable
------------------       --------------  -------------  -------------  --------------  -------------  --------------
Mark C. Smith                 -0-         $   -0-            -0-             -0-         $  -0-             $-0-

Howard A. Thrailkill        20,000         1,311,260       100,000         210,000        187,500            -0-

Robert A. Fredrickson       30,374         1,188,343        24,687         119,939          -0-              -0-

Steven L. Harvey            17,500           639,134        41,500         116,000          1,812            -0-

Thomas R. Stanton           14,000           623,370        40,979         145,021          -0-              -0-

Board of Directors' Report on Executive Compensation


   This Report on Executive Compensation of the Board of Directors of the Company discusses the methods that were used to establish executive compensation for the fiscal year ended December 31, 2000. The report specifically reviews the methods employed in setting the compensation of the Company's Chairman of the Board and Chief Executive Officer (the "Chief Executive Officer") and generally with respect to all executive officers.

   For 2000, the compensation of the Chief Executive Officer was established by the Board of Directors without any reference to quantitative measures of individual or Company performance but based instead solely on the Board's subjective evaluation of the performance of the Chief Executive Officer and the Company.

   The compensation paid to the Company's other executive officers for 2000 was established by the Chief Executive Officer in his discretion and was recommended by him to the Board of Directors for approval. Similar to the establishment of the Chief Executive Officer's compensation by the Board of Directors, the Chief Executive Officer based the compensation levels of the other executive officers not on any quantitative measures of individual or Company performance but upon his subjective evaluation of the performance of the individual executive officers and the Company. The Board of Directors approved the recommendations of the Chief Executive Officer with regard to the 2000 compensation of each of the other executive officers of the Company.

     In 1997, the Board of Directors established a bonus incentive compensation program (the "Bonus Program") for certain executive officers of the Company. Bonuses granted under the Bonus Program are determined by a formula based on (i) targeted increases in per share after tax earnings of the Company from the end of a fiscal year to the end of the following fiscal year and (ii) achievement of specified operational targets on a divisional level such as unit volume targets and revenue targets. In addition, from time to time, the Chief Executive Officer has granted additional bonuses to executive officers based upon his assessment of their individual performance; however, no individual performance bonuses were granted in 2000.

Limitations on the Deductibility of Executive Compensation

     Pursuant to the Omnibus Budget Reconciliation Act of 1993, certain non-performance-based compensation in excess of $1,000,000 to executives of public companies is no longer deductible to these companies. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 compensation threshold. In this regard, the Compensation Committee must determine whether any actions with respect to this new limit should be taken by the Company. The Company's executive compensation for 2000 did not exceed the legal limitations. The Compensation Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

                         Compensation Committee:

                         Williams L. Marks
                         Roy J. Nichols
                         James L. North.

Compensation Committee Interlocks and Insider Participation

     James L. North, a partner in the law firm of James L. North & Associates, is a director of the Company and as of December 31, 2000, beneficially owned 143,000 shares of the Common Stock of the Company. James L. North & Associates provided legal services to the Company during 2000. All bills for services rendered by James L. North & Associates are reviewed and approved by the Company's Vice President - Finance and Chief Financial Officer. Management believes that the fees for such services are comparable to those charged by other firms for services rendered to the Company.

     None of the Company's executive officers or directors serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company's board of directors or compensation committee.

                            STOCK PERFORMANCE GRAPH

     The Company's Common Stock began trading on the Nasdaq National Market on August 9, 1994. The price information reflected for the Company's Common Stock in the following performance graph and accompanying table represents the closing sales prices of the Common Stock for the period from December 31, 1995 through December 31, 2000 on an annual basis. The graph and the accompanying table compare the cumulative total stockholders' return on the Company's Common Stock with the Nasdaq Telecommunications Index and the Nasdaq US Index. The calculations in the following graph and table assume that $100 was invested on December 31, 1995 in each of the Company's Common Stock, the Nasdaq Telecommunications Index and the Nasdaq US Index and also assume dividend reinvestment. The closing sale price of the Common Stock on the Nasdaq National Market was $23.9375 per share on February 23, 2001.

                     Comparison of Cumulative Total Return
    Among the Company, Nasdaq Telecommunications Index and Nasdaq US Index

                                    [GRAPH]

=========================================================================================================
                                   12/31/95    12/31/96      12/31/97    12/31/98    12/31/99    12/31/00
=========================================================================================================
ADTRAN, Inc.                      $     100   $      76     $      51   $      34   $      95   $      39
=========================================================================================================

NASDAQ Telecommunications Index   $     100   $     102     $     149   $     247   $     438   $     188
=========================================================================================================

NASDAQ US Index                   $     100   $     123     $     151   $     213   $     395   $     238
=========================================================================================================

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and regulations of the Securities and Exchange Commission thereunder require the Company's directors, officers and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Company's Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, officers and persons owning more than 10% of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it, the Company believes that during the fiscal year ended December 31, 2000, its directors, officers and owners of more than 10% of its Common Stock complied with all applicable filing requirements, except that (i) the Form 3 for James D. Butler was filed after its due date, (ii) Roy J. Nichols filed a report on Form 4 reporting five transactions that were not reported on a timely basis, (iii) James L. North filed one Form 4 reporting one transaction after the due date of the Form, and
(iv) Howard A. Thrailkill filed one Form 4 reporting five transactions after the due date of the Form.

      PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2001, and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has served as independent accountants of the Company since 1986 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP the Board of Directors will reconsider the appointment.

     Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by PricewaterhouseCoopers LLP in 2000

     Audit Fees

     Audit fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q totaled $128,500.

     Financial Information Systems Design and Implementation Fees

     The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees

     Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 for all other non-audit services rendered to the Company, including benefit plan audit services and tax-related services, totaled $608,811. The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of PricewaterhouseCoopers LLP.

     The Board of Directors unanimously recommends that the stockholders vote "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company.

              PROPOSAL 3 - RATIFICATION OF PROPOSAL TO AMEND THE
                  1996 EMPLOYEES INCENTIVE STOCK OPTION PLAN

Introduction

     The Company's 1996 Employees Incentive Stock Option Plan (the "1996 Stock Option Plan") currently permits the Company to grant to key employees (including officers and directors who are also employees) of the Company Incentive Stock Options and Non-Qualified Stock Options to purchase up to an aggregate of 5,488,100 shares of common stock of the Company, subject to adjustment in the event of a recapitalization, merger, stock split or any other change in the corporate structure or shares of stock of the Company. The following description of the 1996 Stock Option Plan is qualified in its entirety by reference to the applicable provisions of the 1996 Stock Option Plan and agreements related to the 1996 Stock Option Plan. A copy of the 1996 Stock Option Plan is attached to this Proxy Statement as Appendix B.

Proposed Amendment

     The Board of Directors of the Company has approved, and recommends that the stockholders of the Company approve, two amendments to the 1996 Stock Option Plan. The first amendment to the 1996 Stock Option Plan (Proposal 3(a)) will increase the total number of shares authorized for issuance under the plan from 5,488,100 shares to 8,488,100 shares. The second amendment to the 1996 Stock Option Plan (Proposal 3(b)) will place two limits on the Company's ability to grant options at an exercise price that is below the fair market value of the Company's Common Stock on the date of grant. The first limit prohibits the aggregate number of shares subject to outstanding options granted under the 1996 Stock Option Plan at an exercise price less than the fair market value of the Common Stock on the date of grant from exceeding 10% of the total number of shares of Common Stock authorized under the 1996 Stock Option Plan. The second limit prohibits the Company from granting any options with an exercise price less than the fair market value of the Common Stock on the date of grant to anyone who is an executive officer of the Company. The amendment to the 1996 Stock Option Plan defines "executive officer" as any officer of the Company who must file reports with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Stock Subject to Options

     The stock subject to the options is the Company's authorized but unissued or reacquired Common Stock. On March 1, 2001, the closing price of the Company's Common Stock as reported by the Nasdaq National Market on that day was $24.625 per share. The unexercised portion of shares of Common Stock allocable to expired or terminated options granted under the Plan may again become subject to options under the Plan.

Types of Awards

     Incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") may be granted under the 1996 Stock Option Plan (together, "Options").

Administration

     The 1996 Stock Option Plan is administered by the Stock Option Plan Committee (the "Committee"), consisting of two or more individuals appointed by the Board of Directors of the Company from among its members. The members of the Committee cannot participate in the 1996 Stock Option Plan and must be "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board from time to time may remove members from, or add members to, the Committee, and must fill all vacancies on the Committee. The Committee currently consists of directors William L. Marks and Roy J. Nochols.

     Among other powers and duties, the Committee has authority (i) to determine the individuals to whom Options will be granted from among those individuals who are eligible, as well as the terms of Options and the number of shares of Common Stock reserved in connection with such Options, (ii) to determine whether an Option will constitute an ISO intended to qualify under Section 422 of the Code or a NQSO not intended to qualify under Code Section 422 and (iii) to interpret the provisions of, and prescribe, amend and rescind any rules and regulations relating to, the 1996 Stock Option Plan.

Eligibility and Grants of Options

     Under the terms of the 1996 Stock Option Plan, all employees of the Company (and any parent or subsidiary corporations), including such employees who are also members of the Board (or of the board of directors of a parent or subsidiary corporation) are eligible for consideration for the granting of Options by the Committee. As of December 31, 2000, there were approximately 1,756 employees of the Company, all of whom are eligible to participate in the 1996 Stock Option Plan. The Company has no definitive plans to grant stock options to any particular employee at this time.

Shares Available

    The stock subject to the Options and other provisions of the 1996 Stock Option Plan is the authorized but unissued or reacquired shares of Common Stock of the Company. Subject to adjustment in accordance with the terms of the 1996 Stock Option Plan, up to 5,488,100 shares of Common Stock, in the aggregate (8,488,100 shares after adoption of the proposed amendment), may be granted or purchased under the 1996 Stock Option Plan, and the unexercised portion of shares of Common Stock allocable to expired or terminated Options may again become subject to Options under the 1996 Stock Option Plan.

Options Granted

     As of December 31, 2000, the Company has granted options under the 1996 Stock Option Plan to the named executive officers in the following amounts: Mr. Smith - 0; Mr. Thrailkill - 300,000; Mr. Fredrickson - 175,000; Mr. Harvey - 175,000; and Mr. Stanton - 197,000. Mr. Thrailkill is also the only director who has been granted options under the 1996 Stock Option Plan and the only individual who has been granted more than 5% of the total options granted under the 1996 Stock Option Plan. As of December 31, 2000, the current executive officers, as a group, have been granted a total of 1,677,500 options under the 1996 Stock Option Plan, and all other employees have been granted a total of 2,904,025 options.

Terms of Options

     Option Price. The purchase price of the Common Stock underlying each Option granted under the 1996 Stock Option Plan will be the fair market value of the Common Stock on the date the option is granted, unless otherwise determined by the Committee. However, the option price for ISOs may not be less than 100% (110% for options granted to an optionee who owns more than 10% of the total combined voting power of all classes of stock of either the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the ISO is granted.

     Vesting. Options granted under the 1996 Stock Option Plan will become exercisable (i.e., vested) as of the first anniversary of the grant date, unless otherwise provided by the Committee pursuant to a schedule established at the time the Options are granted; provided, if the optionee ceases to be an employee of the Company, the optionee's rights with regard to all non-vested Options cease immediately. Notwithstanding the vesting schedule established by the Committee, all non-vested Options previously granted to an optionee immediately vest upon the optionee's becoming "Disabled" (as defined in the 1996 Stock Option Plan), upon his or her death or upon a "Change of Control" of the Company (as defined in the 1996 Stock Option Plan). "Change of Control" is discussed in more detail below.

     Term of Options. The term of any Option will be determined by the Committee in accordance with the 1996 Stock Option Plan, but the term may not exceed 10 years from the date of grant (or 5 years in the case of ISOs granted to optionees who own more than 10% of the total combined voting power of all classes of stock of either the Company or any parent or subsidiary corporation). No Option may be granted under the 1996 Stock Option Plan after February 14, 2006.

     Termination of Employment. Vested Options must be exercised within the earlier of: (i) three months after an employee optionee ceases to be in the employ of the Company or any parent or subsidiary for any reason other than death, disability or for "cause" (as defined in the 1996 Stock Option Plan), unless the employee dies within this three month period; (ii) the expiration date of the option; (iii) immediately upon the removal of the employee for "cause"; (iv) one year after termination of employment with the Company or any parent or subsidiary because of disability, unless the optionee dies within this one year period; or (v) one year after the death of an optionee who dies (a) while in the employ of the Company or any parent or subsidiary, (b) within three months after termination of employment with the Company or any parent or subsidiary for a reason other than disability or for "cause," or (c) within one year after employment with the Company or any parent or subsidiary is terminated due to disability. Notwithstanding the immediately preceding sentence, if an optionee's employment terminates for any reason other than death or disability at any time after a "Change of Control" (as defined under "Change of Control" below), the term of all options of the optionee will be extended through the three month period immediately following such termination of employment. However, the Committee may waive the above expiration periods with respect to any NQSOs granted under the 1996 Stock Option Plan and provide different expiration dates in a NQSO option agreement.

     Exercise of Options. An Option granted under the 1996 Stock Option Plan may be exercised for less than the full number of shares of Common Stock subject to such Option, provided that no Option may be exercised for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if less than 100 shares. Upon exercise of an Option, an optionee must pay for the Common Stock subject to the exercise. Payment may be made in cash, in shares of Common Stock (including the retention by the Company of optioned shares of Common Stock with a fair market value equal to the exercise price), or by a combination of the foregoing.

     Transfers. The 1996 Stock Option Plan does not permit an optionee to sell, assign or otherwise transfer Options except by transfer to a "Beneficiary" at the death of the optionee, and any other purported transfer is null and void. Options are exercisable during the optionee's life only by the optionee (unless the optionee is incapacitated and unable to exercise options). Upon the death of the optionee, Options will be exercisable by the optionee's "Beneficiary."

Amendment and Termination

     The Board of Directors of the Company may amend or terminate the 1996 Stock Option Plan at any time, provided that (i) no amendment may adversely affect in any way the rights of optionees without the consent of such optionees, and (ii) no amendment may be effected without the prior approval of the stockholders of the Company if (A) the amendment would cause the applicable portions of the 1996 Stock Option Plan to fail to qualify as an "incentive stock option plan" pursuant to Section 422 of the Code, (B) the amendment would materially increase the benefits accruing to participants under the 1996 Stock Option Plan, (C) the amendment would materially increase the number of securities which may be issued under the 1996 Stock Option Plan, (D) the amendment would materially modify the requirements as to eligibility for participation in the 1996 Stock Option Plan, or (E) the amendment would modify the material terms of the 1996 Stock Option Plan within the meaning of regulations under Section 162(m) of the Code.

     The 1996 Stock Option Plan will terminate on the later of (i) the complete exercise or lapse of the last outstanding Option granted under the 1996 Stock Option Plan or (ii) the last date upon which Options may be granted under the 1996 Stock Option Plan, February 14, 2006, subject to its earlier termination by the Board at any time.

Change of Control

     For purposes of the 1996 Stock Option Plan, the term "Change of Control" is defined to mean any one of the following events:

     (i) the acquisition by a Person (including "affiliates" and "associates" of such Person, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the Person the actual or beneficial owner of greater than 50% of the Common Stock; or

     (ii) any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any "subsidiary" of the Company to a Person described in subsection (a) above.

     For purposes of this definition, the terms "affiliate," "associate," "parent" and "subsidiary" are defined as in Rule 12b-2 under the Exchange Act.

Adjustments

     In the event of changes in the number or kind of outstanding shares of the Common Stock by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of Common Stock, an appropriate and equitable adjustment will be made by the Committee to the number and kind of shares subject to Options granted under the 1996 Stock Option Plan, and to the number and kind of shares remaining available for the granting of Options.

     Additionally, in the event that the Company is involved in a reorganization involving a merger, consolidation, acquisition of the stock or acquisition of the assets of the Company that does not constitute a Change of Control, the Committee, in its discretion, may declare that (i) outstanding Options apply to the securities of the resulting corporation; (ii) outstanding Options are nonforfeitable and fully exercisable or vested; and/or (iii) outstanding Options are nonforfeitable and fully exercisable or vested and are to be terminated after giving at least 30 days notice to all optionees. If the Board of Directors adopts a plan of dissolution and liquidation that is approved by the stockholders of the Company, all of the rights of all optionees will become immediately nonforfeitable and exercisable through the date of dissolution.

Federal Income Tax Consequences

     The Company intends that part of the 1996 Stock Option Plan qualify as an incentive stock option plan and that any option granted in accordance with such portion of the 1996 Stock Option Plan qualify as an ISO, all within the meaning of Section 422 of the Code. The tax effects of any other stock option granted under the 1996 Stock Option Plan should be determined under Section 83 of the Code. The following is a brief description of the consequences under the Code of the receipt or exercise of Options.

     ISOs. An option holder has no tax consequences upon issuance or, generally, upon exercise of an ISO. An option holder will recognize income when he sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Common Stock pursuant to the exercise of the ISO.

     If an option holder disposes of the Common Stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price.

     For these purposes, the use of shares acquired upon exercise of an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares. If this disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as are described in the immediately preceding paragraph. If the option holder transfers any such shares after holding them for the requisite holding periods or transfers shares acquired pursuant to exercise of a NQSO or on the open market, he generally will not recognize any income upon the exercise. Whether or not the transferred shares were acquired pursuant to an ISO and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option's exercise) is considered exchanged under Section 1036 of the Code and the rulings thereunder; these new shares receive the same holding period and the same basis that the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder's holding period with respect to such shares commences upon exercise.

    An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares of the Common Stock subject to ISOs which first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to a NQSO instead of an ISO. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of NQSOs.

    Finally, except to the extent that an option holder has recognized income with respect to the exercise of an ISO (as described in the preceding paragraphs), the amount by which the fair market value of a share of the Common Stock at the time of exercise of the ISO exceeds the option price will be included in determining an option holder's alternative minimum taxable income and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

    There will be no tax consequences to the Company upon the issuance or, generally, upon the exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, the Company will have a deduction in the same amount.

    NQSOs. Neither the Company nor the option holder has income tax consequences from the issuance of NQSOs. Generally, in the tax year when an option holder exercises NQSOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The Company will have a deduction in the same amount as the ordinary income recognized by the option holder in the Company's tax year in which or with which the option holder's tax year (of exercise) ends.

    If an option holder exercises a NQSO by paying the option price with previously acquired shares of Common Stock, the option holder will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Section 1036 of the Code and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.

    The new shares equal to the number of the older shares tendered will receive the same basis the option holder had in the older shares, and the option holder's holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period will commence upon the exercise of the option.

    Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a "covered employee" in any taxable year of the Company beginning on or after January 1, 1994, to the extent that such compensation exceeds $1,000,000. For this purpose, "covered employees" are generally the chief executive officer of the Company and the four highest compensated officers of the Company whose annual salary and bonus exceeds $100,000, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of stock options. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee's gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter. Currently, the Company does not have any covered employee to which this limitation would apply.

    Compensation attributable to a stock option will generally satisfy the limitation exception for performance-based compensation if the grant or award is made by a "compensation committee" (a committee composed of "outside" directors), the "material terms" (including which employees are eligible to receive compensation, the maximum number of shares that may be granted to an optionee and the exercise price of the options) of the plan under which the option or right is granted are disclosed to stockholders and approved by a majority of the stockholder vote, the "compensation committee" certifies that performance goals were in fact satisfied before the compensation is paid, and, under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. Stock options granted under the 1996 Stock Option Plan may satisfy these requirements, depending upon the specific terms, provisions, restrictions and limitations of such options or rights.

    ERISA. The 1996 Stock Option Plan is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The 1996 Stock Option Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the Code.

    The Board of Directors unanimously recommends that the stockholders vote "FOR" the proposal to amend the 1996 Employees Incentive Stock Option Plan.

                STOCKHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

    Proposals of stockholders, including nominations for the Board of Directors, intended to be presented at the 2002 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Huntsville, Alabama, on or before November 6, 2001 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. Any stockholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such stockholder, (iv) the dates on which the stockholder acquired the shares,
(v) documentary support for any claim of beneficial ownership, (vi) any material interest of the stockholder in the proposal, (vii) a statement in support of the proposal and (viii) any other information required by the rules and regulations of the Securities and Exchange Commission.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

    The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                         By Order of the Board of Directors.

                         /s/ Mark C. Smith
                         -----------------------------------------
                         Mark C. Smith
                         Chairman of the Board and
                         Chief Executive Officer

Huntsville, Alabama
March 6, 2001

                      ____________________________________

    The Company's 2000 Annual Report, which includes audited financial statements, has been mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

                                                                      APPENDIX A

                 AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                                 ADTRAN, INC.

                                    CHARTER

1.   Purpose

     The primary function of the Audit Committee (the "Committee") of the Board of Directors of ADTRAN, Inc. (the "Company") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to the public or any governmental body; the Company's systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and the Company's auditing, accounting, and financial reporting processes generally. Consistent with this function, the Committee will encourage continuous improvement of, and will foster adherence to, the Company's policies, procedures and practices at all levels.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section V of this Charter.

2.   Composition

     The members of the Committee will be elected by the Board and will serve as long as they remain an independent member of the Board, or until they resign or are removed by the Board and their successors are duly elected and qualified. Unless a chairman of the Committee (the "Chair") is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. On or before June 14, 2001, the Committee will consist of three or more directors as determined by the Board, each of whom must be an "independent" director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the Committee will be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. The following persons will not be considered "independent":

 .    a director who has been employed by the Company or any of its affiliates for the current year or any of the past three years;

 .    a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

 .    a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

 .    a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

 .    a director who is employed as an executive officer of another entity where any of the Company's executives serve on such entity's compensation committee.

     Notwithstanding the preceding paragraph, the Board may appoint to the Committee one director who is not "independent" and is not a current employee or an immediate family member of any current employee of the Company if the Board:
(a) determines that membership on the Committee by the individual is required in the best interests of the Company and its stockholders; and (b) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.


3.   Qualifications

     All members of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, and at least one member of the Committee must have accounting or related financial management expertise, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.


4.   Meetings

     The Committee will meet at least four times annually. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditing department* and the outside auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the outside auditors and management quarterly to review the Company's financials, consistent with Section V below.


5.   Responsibilities and Duties

     To fulfill its responsibilities and duties the Committee will:

1.   Document / Report Review

     1.   Review this Charter at least annually and update, as necessary.

     2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the outside auditors.

     3. Review the regular internal reports to management prepared by the internal auditing department* and management's response.

     4. Review with financial management and the outside auditors each Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     5. Review a formal written statement submitted by the outside auditors to the Company at least annually which delineates all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard 1.

2.   Outside Auditors

     1. Recommend to the Board of Directors the selection of the outside auditors, considering independence and effectiveness, and approve the fees and other compensation to be paid to the outside auditors. On an annual basis, the Committee should review and discuss with the outside auditors all disclosed relationships the outside auditors have with the Company to determine the outside auditors' objectivity and independence, consistent with Independence Standards Board Standard 1.

     2. Review and evaluate the performance of the outside auditors, when circumstances warrant, recommend to the Board any proposed discharge of the outside auditors and nominate outside auditors for stockholder approval in any proxy statement. The outside auditors will be accountable to the Board and the Committee, as representatives of the stockholders of the Company.

     3. Periodically consult with the outside auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

3.   Financial Reporting Processes

     1. In consultation with the outside auditors and the internal auditors*, review the integrity of the Company's internal and external financial reporting processes.

     2. Consider the outside auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors, management, or the internal auditing department*.

4.   Process Improvement

     1. Establish regular and separate systems of reporting to the Committee by each of management, the outside auditors and the internal auditors* regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     2. Following completion of the annual audit, review separately with each of management, the outside auditors and the internal auditing department* any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     3. Review any significant disagreement between management and the outside auditors or the internal auditing department* in connection with the preparation of the financial statements.

     4. Review with the outside auditors, the internal auditing department* and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

5.   Legal Compliance

     1. Ensure that management has the proper review system in place to ensure that the financial statements, reports and other financial information of the Company which are disseminated to the public or any governmental organization satisfy all legal requirements.

     2. Review activities, organizational structure, and qualifications of the internal audit department*.

     3. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

     4. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

     * At the time of adoption of this Charter, the Company does not have an Internal Auditing Department. The inclusion in this Charter of language concerning potential functions is not intended to indicate that such a department will be created. Rather, the language is intended to clarify the Committee's relationship with this department should it be established by the Board of Directors.

                                                                      APPENDIX B
                                 ADTRAN, INC.

                             AMENDED AND RESTATED
                  1996 EMPLOYEES INCENTIVE STOCK OPTION PLAN

                                   ARTICLE 1
                                    Purpose

     1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging employees to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue in the employ of the Company and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting to its service persons of outstanding quality.

     1.2 Intended Tax Effects of Options. It is intended that part of the Plan qualify as an ISO (as hereinafter defined) plan and that any option granted in accordance with such portion of the Plan qualify as an ISO, all within the meaning of Code (S)422. The tax effects of any NQSO (as hereinafter defined) granted hereunder should be determined under Code (S)83.

                                   ARTICLE 2
                                  Definitions

     The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

     2.1  1933 Act shall mean the Securities Act of 1933, as amended.

     2.2  1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     2.3 Beneficiary shall mean, with respect to an Optionee, the Person or Persons to whom the Optionee's Options shall be transferred upon the Optionee's death (i.e., the Optionee's Beneficiary).

          (a) Designation of Beneficiary. An Optionee's Beneficiary shall be the Person who is last designated in writing by the Optionee as such Optionee's Beneficiary hereunder. An Optionee shall designate his or her original Beneficiary in writing on his or her Option Agreement. Any subsequent modification of the Optionee's Beneficiary shall be in a written executed and notarized letter addressed to the Company and shall be effective when it is received and accepted by the Committee, determined in the Committee's sole discretion.

          (b) No Designated Beneficiary. If, at any time, no Beneficiary has been validly designated by an Optionee, or the Beneficiary designated by the Optionee is no longer living or in existence at the time of the Optionee's death, then the Optionee's Beneficiary shall be deemed to be the individual or individuals in the first of the following classes of individuals with one or more members of such class surviving or in existence as of the Optionee's death, and in the absence thereof, the Optionee's estate: (a) the Optionee's surviving spouse; or (b) the Optionee's then living lineal descendants, per stirpes.

          (c) Designation of Multiple Beneficiaries. An Optionee may, consistent with subsection (a) above, designate more than one Person as a Beneficiary, if, for each such Beneficiary, the Optionee also designates a percentage of the Optionee's Options to be transferred to such Beneficiary upon the Optionee's death. Unless otherwise specified by the Optionee, any designation by the Optionee of multiple Beneficiaries shall be interpreted as a designation by the Optionee that each such Beneficiary (to the extent such Beneficiary is alive or in existence as of the Optionee's date of death) should be entitled to an equal percentage of the Optionee's Options. Each Beneficiary shall have complete and non-joint rights with respect to the portion of an Optionee's Options to be transferred to such Beneficiary upon the Optionee's death.

          (d) Contingent Beneficiaries. An Optionee may designate one or more contingent Beneficiaries to receive all or a portion of the Optionee's Option in the event that one or more of the Optionee's original Beneficiaries should predecease the Optionee; otherwise, in the event that one or more Beneficiaries predeceases the Optionee, then the individual or individuals specified in subsection (b) above shall take the place of each such deceased Optionee's Beneficiary.

     2.4  Board shall mean the Board of Directors of the Company.

     2.5 Cause shall mean an act or acts by an individual involving personal dishonesty, incompetence, willful misconduct, moral turpitude, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, the breach of any contract with the Company, the unlawful trading in the securities of the Company or of another corporation based on information gained as a result of the performance of services for the Company, a felony conviction or the failure to contest prosecution for a felony, embezzlement, fraud, deceit or civil rights violations, any of which acts causing the Company or any subsidiary liability or loss, as determined by the Committee in its sole discretion.

     2.6 Change of Control shall mean the occurrence of any one of the following events:

          (a) Acquisition By Person of Substantial Percentage. The acquisition by a Person (including "affiliates" and "associates" of such Person, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the Person the actual or beneficial owner of greater than 50% of the Common Stock; or

          (b) Disposition of Assets. Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any "subsidiary" of the Company to a Person described in subsection (a) above.

For purposes of this Section, the terms "affiliate," "associate," "parent" and "subsidiary" shall have the respective meanings ascribed to such terms in Rule 12b-2 under Section 12 of the 1934 Act.

     2.7  Code shall mean the Internal Revenue Code of 1986, as amended.

     2.8 Committee shall mean the committee appointed by the Board to administer and interpret the Plan in accordance with Article 3 below.

     2.9 Common Stock shall mean the common stock, par value $0.01 per share, of the Company.

     2.10 Company shall mean ADTRAN, Inc., and shall also mean any parent or subsidiary corporation of ADTRAN, Inc. unless the context clearly indicates otherwise.

     2.11 Director shall mean individuals who are serving as a member of the Board (i.e., a director of the Company) or who are serving as a member of the board of directors of a parent or subsidiary corporation of the Company.

     2.12 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

     2.13 Effective Date shall mean February 14, 1996, subject to shareholder approval. See Article 9 herein.

     2.14 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

            (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on The Nasdaq National Market on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

            (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

            (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

     2.15  ISO shall mean an incentive stock option within the meaning of Code
(S)422(b).

     2.16 NQSO shall mean an option to which Code (S)421 (relating generally to certain ISO and other options) does not apply.

     2.17 Option shall mean ISO's, or NQSO's granted to individuals pursuant to the terms and provisions of this Plan.

     2.18 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

     2.19 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

     2.20 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

     2.21 Person shall mean any individual, organization, corporation, partnership, trust or other entity.

     2.22 Plan shall mean this ADTRAN, Inc. Amended and Restated 1996 Employees Incentive Stock Option Plan.


                                   ARTICLE 3
                                 Administration

     3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

     3.2 Appointment. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors who shall meet the following requirements:

          (a) Disinterested Administration Rule. During the period any director is serving on the Committee and during the 1-year period immediately preceding the commencement of such service, he shall not be or have been granted or awarded any Option or other equity securities of the Company under the Plan (or any other discretionary stock plan of the Company or any Company affiliate as defined by Rule 144(a)(1) of the 1933 Act). Notwithstanding the preceding sentence, a member of the Committee may participate during such period in (A) a formula plan (such as the ADTRAN, Inc. Amended and Restated 1996 Directors Stock Option Plan), (B) an ongoing securities acquisition program with broad-based employee participation, and/or (C) a program to elect to receive all or part of his annual retainer in equity securities of the Company, all as defined and limited by Rule 16b-3 promulgated under Section 16 of the 1934 Act. The requirements of this subsection are intended to comply with the "disinterested administration rule" of Rule 16b-3 under Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said
Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner.

         (b) Outside Director Rule. No director serving on the Committee may be a current employee of the Company or a former employee of the Company (or any corporation affiliated with the Company under Code (S)1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Company (or any Code (S)1504 affiliated corporation), or shall be receiving remuneration (directly or indirectly) from such a corporation in any capacity other than as a director. The requirements of this subsection are intended to comply with the "outside director" requirements of Treas. Reg. (S)1.162-27(e)(3) or any successor regulation, and shall be interpreted and construed in a manner which assures compliance with the "outside" director requirement of Code (S)162(m)(4)(C)(i) A director who meets the requirements of subsection (a) above shall be treated as meeting the requirements of this subsection (b) until the first meeting of shareholders at which directors are to be elected occurring on or after January 1, 1996.

     3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times, in such manner and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

     3.4 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

                                   ARTICLE 4
                                     Stock

     The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 5,488,100 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

                                   ARTICLE 5
                  Eligibility to Receive and Grant of Options

     5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be employees of the Company, including such employees who are also members of the Board or of the board of directors of any parent or subsidiary corporation of the Company; provided, no non-employee director shall be eligible to receive any Options pursuant to this Plan, and provided further, that only employees of the Company and its "parent" or "subsidiary" corporations within the meaning of subsections (e) and (f) of Code
(S)424 shall be eligible to receive ISO's. Such eligible individuals may receive Options hereunder in accordance with the provisions of Section 5.2 below.

     5.2 Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and whether such Option is an ISO or a NQSO. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.

     5.3 Limitation on Exercisability of ISO's. Notwithstanding anything herein to the contrary, the aggregate Fair Market Value of ISO's which are granted to any employee under the Plan or under any other ISO stock option plan adopted by the Company that are first exercisable in any one calendar year shall not exceed $100,000. The Committee shall interpret and administer the limitations set forth in this Section in accordance with Code (S)422(d).

     5.4 Restriction on Grant of Stock Options. No more than 100,000 shares of Common Stock may be made subject to Options granted during a calendar year to any one individual.

                                   ARTICLE 6
                        Terms and Conditions of Options

     Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

     6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

     6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, the Beneficiary of the Optionee and the date as of which the Option was granted under this Plan.

     6.3 Vesting. Each Option shall first become exercisable (i.e., vested) with respect to the shares subject to such Option as of the first anniversary of the date the Option is granted; provided, the Committee may, in its sole discretion, waive the application of this section and may provide a different vesting schedule in an Option Agreement. Prior to said date, the Option shall be unexercisable in its entirety. Notwithstanding the foregoing, all Options granted to an Optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon the Optionee's becoming Disabled (within the meaning of Section 2.12 hereof) or upon his death or upon a Change in Control. Other than as provided in the preceding sentences, if an Optionee ceases to be an employee of the Company, his rights with regard to all non-vested Options shall cease immediately.

     6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted, unless otherwise determined by the Committee; provided, in no event shall the Option Price of any ISO be less than 100% (110% in the case of ISO's of Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" corporation of the Company (within the meaning of subsections (e) and (f) of Code (S)424)) of the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

     6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years (five years in the case of ISO's granted to Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any parent or subsidiary) from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date the Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.

     6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

     6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. For Options which are ISO's, written statements on Form 3921 shall be furnished to the Optionee in accordance with Code (S)6039 on or before January 31 of the year following the year in which the Option was exercised. See Treas. Reg. (S)(S)1.6039-1 and -2, and 301.6039.1.

     6.8  Medium and Time of Payment.

          (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his Beneficiary as provided in subsection (c) of Section 6.9), shall be (A) in cash;
(B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; or (C) by a combination of (A) and (B).

          (b) If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

          (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

     6.9 Effect of Termination of Employment, Disability or Death. Except as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been an employee of the Company from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section with respect to any NQSO's granted hereunder and, instead, may provide a different expiration date or dates in a NQSO Option Agreement.

          (a) Termination of Employment. In the event an Optionee ceases to be an employee of the Company for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (1) the expiration date of the Option, (2) three months after termination of employment or (3) the date on which the Company gives notice to such Optionee of termination of employment if employment is terminated by the Company for Cause (an Optionees resignation in anticipation of termination of employment by the Company for Cause shall constitute a notice of termination by the Company); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Notwithstanding the foregoing, in the event that an Optionee's employment terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the three-month period immediately following the date of such termination; provided, this extension shall apply to I SO's only to the extent it does not cause the term of such ISO's to exceed the maximum term permitted under Code (S)422 or does not cause such ISO's to lose their status as ISO's. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

          (b) Disability. Upon the termination of an Optionee's employment due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (1) the expiration date of such Option, or (2) one year after the date on which such Optionee ceases to be an employee of the Company due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases due to Disability.

          (c) Death. In the event of the death of the Optionee (1) while he is an employee of the Company, (2) within three months after the date on which such Optionee's employment terminated (for a reason other than Cause) as provided in subsection (a) above, or (3) within one year after the date on which such Optionee's employment terminated due to his Disability as provided in subsection
(b), any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

    6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by transfer to a Beneficiary upon the death of the Optionee, and any purported transfer (other than as excepted above) shall be null and void. After the death of an Optionee and upon the death of the Optionee's Beneficiary, an Option shall be transferred only by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

    6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

     6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

     6.14 Designation of Option as ISO or NQSO. Subject to the provisions of this Article, each Option granted under the Plan shall be designated either as an ISO or a NQSO. An Option Agreement evidencing both an ISO and a NQSO shall identify clearly the status and terms of each Option.

     6.15 ISO's Converted to NQSO's. In the event any part or all of an Option granted under the Plan which is intended to be an ISO at any time fails to satisfy all of the requirements of an ISO, then such ISO shall be split into an ISO and NQSO so that the portion of the Option, if any, that still qualifies as an ISO shall remain an ISO and the portion that does not qualify as an ISO shall become a NQSO. Such split of an Option into an ISO portion and a NQSO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or NQSO.

                                   ARTICLE 7
                   Adjustments Upon Changes in Capitalization

     7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

           (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

           (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

           (c) Any adjustment to or assumption of ISO's under this Section shall be made in accordance with Code (S)424(a) and the regulations promulgated thereunder so as to preserve the status of such Options as ISO's under Code
(S)422.

           (d) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

     7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

           (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

           (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

           (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

     7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

     7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

                                   ARTICLE 8
               Agreement by Optionee and Securities Registration

     8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

        The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state] [and] [are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation]. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares,
        (ii) in accordance with Securities and Exchange Commission Rule 144, or
        (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

If the Common Stock is (A) held by an Optionee who is not an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate," or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

        8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on The Nasdaq National Market at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or The Nasdaq National Market of the shares of Common Stock to be issued.

                                   ARTICLE 9
                                 Effective Date

     The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board, but in no event earlier than 12 months prior to the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.

                                   ARTICLE 10
                           Amendment and Termination

     10.1 Amendment and Termination By the Board. Subject to Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

     10.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section 10.1 above:

            (a) Prohibition Against Adverse Affects on Outstanding Options. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees;

            (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (1) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code (S)422, (2) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (3) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (4) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan, or (v) such modification or amendment would modify the material terms of the Plan within the meaning of Treas. Reg. (S)1.162-27(e)(4). Clauses (ii),
(iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.

                                   ARTICLE 11
                            Miscellaneous Provisions

     11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

     11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

     11.4 Compliance with Rule 16b-3. This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

     11.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Alabama.

     11.6 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

     11.7 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

     11.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

     11.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

     11.10 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

     11.11 No Rights to Employment. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to employment with the Company or any parent or subsidiary corporation of the Company.

     11.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

        ADOPTED BY BOARD OF DIRECTORS EFFECTIVE AS OF FEBRUARY 14, 1996

                 APPROVED BY SHAREHOLDERS AS OF APRIL 19, 1996

                 FIRST AMENDMENT ADOPTED BY BOARD OF DIRECTORS
                         AND APPROVED BY SHAREHOLDERS
                        EFFECTIVE AS OF APRIL 23, 1997

                SECOND AMENDMENT ADOPTED BY BOARD OF DIRECTORS
                         EFFECTIVE AS OF JULY 15, 1999

            AMENDED AND RESTATED PLAN ADOPTED BY BOARD OF DIRECTORS
                       EFFECTIVE AS OF JANUARY 13, 2000

                  FIRST AMENDMENT TO AMENDED AND RESTATED PLAN
           ADOPTED BY BOARD OF DIRECTORS AND APPROVED BY SHAREHOLDERS
                         EFFECTIVE AS OF APRIL 21, 2000

                                FIRST AMENDMENT
                              TO THE ADTRAN, INC.
                              AMENDED AND RESTATED
                   1996 EMPLOYEES INCENTIVE STOCK OPTION PLAN

     This First Amendment to the ADTRAN, Inc. Amended and Restated 1996 Employees Incentive Stock Option Plan (the "Plan") is made and entered into this 21/st/ day of April, 2000, by ADTRAN, Inc. (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company maintains the Plan, which is administered by a committee appointed by the Board of Directors of the Company (the "Board"), to provide for grants of options to employees of the Company; and

     WHEREAS, the Board has determined that it is advisable to amend the Plan to increase the maximum aggregate number of shares available to be issued under the Plan from 2,488,100 shares of common stock to 5,488,100 shares of common stock (the "First Amendment");

     WHEREAS, Article 10 of the Plan permits the Board to amend the Plan subject to certain restrictions, including stockholder approval of certain changes;

     WHEREAS, the Board adopted resolutions approving the First Amendment on January 13, 2000; and

     WHEREAS, the stockholders of the Company approved the First Amendment at the Company's 2000 Annual Meeting of Stockholders held on April 21, 2000;

     NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

     Effective as of April 21, 2000, Article 4 of the Plan shall be amended by striking "2,488,100" and by substituting "5,488,100" in lieu thereof.

                                       2.

     Except as specifically amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date first set forth above.

                                         ADTRAN, INC.


                                         By:   /s/ John R. Cooper
                                            -----------------------------------
                                               John R. Cooper
                                               Vice President - Finance, Chief
                                               Financial Officer and Treasurer

                                 COMMON STOCK
                                 ADTRAN, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby appoints Howard A. Thrailkill and John R. Cooper, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of ADTRAN, Inc. (the "Company") which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of the Company, to be held at the headquarters of the Company, 901 Explorer Boulevard, Huntsville, Alabama, on the second floor of the East Tower, on Friday, April 20, 2001, at 10:30 a.m., local time, and at any and all adjournments thereof, as indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BELOW-LISTED
PROPOSALS

1) Elect as directors the seven nominees listed below to serve until the 2002 Annual Meeting of Stockholders and until their successors are elected and qualified (except as marked to the contrary below):

     [_]  FOR ALL NOMINEES listed below                [_]  WITHHOLD AUTHORITY to vote
          (except as marked to the contrary below).         for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

     Mark C. Smith, Lonnie S. McMillian, Howard A. Thrailkill, W. Frank Blount, William L. Marks, Roy J. Nichols, and James L. North

2) Ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2001.

     [_]  FOR       [_]  AGAINST        [_]  ABSTAIN

3) Approve an amendment to the Company's 1996 Employees Incentive Stock Option Plan which:

     (a) increases the aggregate number of shares of Common Stock authorized for issuance under the plan by 3,000,000 shares, i.e., from 5,488,100 shares to a total of 8,488,100 shares; and

     [_]  FOR       [_]  AGAINST        [_]  ABSTAIN

     (b) limits the percentage of the total number of shares subject to options under the plan that may be granted at an exercise price below fair market value to no more than 10% of the total number of shares of Common Stock for which options may be granted under the plan and limits the class of employees to whom options may be granted below fair market value to employees who are not executive officers of the Company.

     [_]  FOR       [_]  AGAINST        [_]  ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE
         (Continued, and to be signed and dated, on the reverse side)

                        (Continued from the other side)

PROXY - SOLICITED BY THE BOARD OF DIRECTORS

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to Charlene Little, Assistant Secretary of the Company, by executing and delivering to Ms. Little a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person.



                                             ___________________________________
                                             Signature



                                             ___________________________________
                                             Signature, if shares held jointly


                                             Date:________________________, 2001

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

        Do you plan to attend the Annual Meeting?     [_] YES   [_] NO